UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2024

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On April 24, 2024, the stockholders of MultiPlan Corporation (the "Company") approved an amendment (the "Amendment") to the MultiPlan Corporation 2020 Omnibus Incentive Plan (the "2020 Plan") at the Company’s 2024 Annual Meeting of Stockholders. The Amendment increases the number of shares authorized for issuance under the 2020 Plan by 60,000,000. The material terms of the 2020 Plan, as amended, are described in the Company’s definitive proxy statement, filed March 13, 2024, under the heading “Proposal 4: Amendment to MultiPlan Corporation 2020 Omnibus Incentive Plan”, which is incorporated herein by reference.
The Amendment is filed as Exhibit 10.1 hereto.
Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)On April 24, 2024, the Company held its 2024 Annual Meeting of Stockholders. At the meeting, the Company's stockholders voted on the following proposals:
1.Election of the four Class I directors named in the proxy statement to the Company's Board of Directors
2.Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024
3.Advisory vote to approve the compensation of the Company’s named executive officers
4.Approval of the Amendment to the MultiPlan Corporation 2020 Omnibus Incentive Plan
(b)Each of the Class I nominees to the Board of Directors of the Company were elected at the meeting and proposals 2, 3 and 4 received the affirmative votes required for approval.
The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:
Proposal 1 – Election of the four Class I nominees named in the proxy statement to the Company’s Board of Directors

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Michael K. Attal	409,890,114	13,787,134	29,689,076
Travis S. Dalton	420,942,693	2,734,555	29,689,076
C. Martin Harris	382,910,656	40,766,592	29,689,076
John M. Prince	422,538,790	1,138,458	29,689,076
Proposal 2 – Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
451,268,071	2,011,770	86,483	—

Proposal 3 – Advisory vote to approve the compensation of the Company’s named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
418,982,031	4,182,664	512,553	29,689,076
Proposal 4 – Approval of the Amendment to the MultiPlan Corporation 2020 Omnibus Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
396,901,531	26,112,485	663,232	29,689,076

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included in this Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Amendment to MultiPlan Corporation 2020 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 26, 2024

                                MultiPlan Corporation

                                By:     /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer